Exhibit 99.1

Oncorus Appoints Scott Canute to its Board of Directors

— Former Genzyme and Lilly executive brings broad industry expertise as Oncorus advances its viral immunotherapies pipeline and plans strategic operations and manufacturing scale-up —

CAMBRIDGE, Mass. – December 14, 2020 — Oncorus, Inc. (Nasdaq: ONCR), a clinical stage biopharmaceutical company developing next-generation viral immunotherapies to transform outcomes for cancer patients, today announced the appointment of Scott Canute, M.B.A. to its Board of Directors. Mr. Canute has nearly 40 years of broad experience in the biopharmaceutical industry, including leading global manufacturing and operations strategy and execution for Genzyme Corporation and Eli Lilly and Company.

“As we execute on our growth plans, including the buildout of our in-house manufacturing capabilities, we are delighted to welcome Scott Canute to our Board of Directors,” said Theodore (Ted) Ashburn, M.D., Ph.D., President and CEO of Oncorus. “We look forward to leveraging Scott’s breadth of experience and insights from leading operations and manufacturing for world-class biopharmaceutical organizations as we advance our pipeline of novel viral immunotherapies for cancer patients.”

Oncorus is advancing a portfolio of intratumorally and intravenously administered viral immunotherapies for multiple indications with significant unmet needs based on its oncolytic Herpes Simplex Virus (oHSV) Platform and Synthetic Virus Platform. Oncorus is currently conducting a Phase 1 clinical trial of its lead product candidate, ONCR-177, an intratumorally administered oHSV viral immunotherapy being developed for multiple solid tumor indications.

“I am thrilled to join Oncorus’ Board and support Ted and the Oncorus team as they continue to advance ONCR-177 through the clinic and embark on an exciting period of growth and infrastructure development to support their expanding pipeline,” said Mr. Canute. “Viral immunotherapies are increasingly gaining attention for their unique and clinically-validated approach against cancer. Oncorus’ dual-platform approach positions the company as a leader in this space. I’m excited to have the opportunity to contribute to Oncorus’ continued progression and patient-centric mission.”

Mr. Canute previously served as President of Global Manufacturing and Corporate Operations at Genzyme from 2010 to 2011, where he was brought in specifically to lead a major turnaround in manufacturing to ensure the ongoing supply of the company’s life-saving products. Prior to joining Genzyme, Mr. Canute spent 25 years at Lilly, where he held several operations and manufacturing roles of increasing responsibility, including ultimately serving as President, Global Manufacturing Operations from 2004 to 2007. In this role, Mr. Canute directed all manufacturing and supply chain activities for Lilly’s global operations.

Mr. Canute currently serves as a director of Flexion Therapeutics. He previously served as a member of the Board of Directors of Immunomedics Inc., Akebia Therapeutics, Inc., Proteon Therapeutics, Inc., AlloCure, Inc., Inspiration Biopharmaceuticals, Inc., Oncobiologics, Inc., and the National Association of Manufacturers and the Indiana Manufacturers Association.

Mr. Canute earned a B.S. in chemical engineering from the University of Michigan and an M.B.A. from Harvard Business School.

About Oncorus

At Oncorus, we are focused on driving innovation to deliver next-generation viral immunotherapies to transform outcomes for cancer patients. We are advancing a portfolio of intratumorally and intravenously administered viral immunotherapies for multiple indications with significant unmet needs based on our oncolytic Herpes Simplex Virus (oHSV) Platform and Synthetic Virus Platform. Designed to deliver next-generation viral immunotherapy impact, our oHSV Platform improves upon key characteristics of this therapeutic class to enhance potency without sacrificing safety, including greater capacity to encode transgenes to drive systemic immunostimulatory activity, retention of full replication competency to enable high tumor-killing potency, and orthogonal safety strategies to restrict viral activity in tumor cells. Our lead oHSV program, ONCR-177, is designed to be directly administered into a tumor, resulting in high local concentrations of the therapeutic agent, as well as low systemic exposure to the therapy, which we believe could potentially limit systemic toxicities. Please visit us at www.oncorus.com to learn more.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, implied and express statements regarding: expectations with respect to Oncorus’ ability to advance its clinical and pre-clinical pipelines, including statements regarding the clinical development of ONCR-177, expectations regarding upcoming milestones for its other potential product candidates, as well as the therapeutic potential and clinical benefits of Oncorus’ product candidates; Oncorus’ expectations with respect to its continued growth, including its ability to expand its infrastructure and organization and its ability to scale-up its platforms and buildout its manufacturing capabilities; the ability of the leadership team to execute Oncorus’ strategy and support its future growth; and statements regarding the accomplishments, experience and capabilities of individual members of Oncorus’ leadership team and the ability of such qualities to drive Oncorus’ success. The words “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “expect,” “estimate,” “seek,” “predict,” “future,” “project,” “potential,” “continue,” “target” and similar words or expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements in this press release are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this press release, including, without limitation, risks associated with: the impact of COVID-19 on Oncorus’ operations and the timing and anticipated results of its ongoing and planned clinical trials; the development of its manufacturing capabilities and progression of its product candidates into the operational scale-up phase; the risk that the results of a clinical trial may not be predictive of future results in connection with future clinical trials; Oncorus’s ability to successfully demonstrate the safety and efficacy of ONCR-177 and obtain regulatory approval; and Oncorus’ ability to obtain, maintain and protect its intellectual property. These and other risks and uncertainties are described in greater detail in the section entitled “Risk Factors” in Oncorus’ Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, which was filed with the Securities and Exchange Commission on November 12, 2020, as well as discussions of potential risks, uncertainties, and other important factors in the other filings that Oncorus makes with the Securities and Exchange Commission from time to time. These documents are available under the “SEC filings” page of the Investors section of Oncorus’s website at http://investors.oncorus.com.

Any forward-looking statements represent Oncorus’ views only as of the date of this press release and should not be relied upon as representing its views as of any subsequent date. Oncorus explicitly disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements.

Investor Contact: Alan Lada Solebury Trout 617-221-8006 alada@soleburytrout.com	Media Contact: Liz Melone liz.melone@oncorus.com